Exhibit 10.3

SECURITY AGREEMENT

          Agreement made and entered into August 16, 2007, between Incentra Solutions, Inc. and its subsidiaries, affiliates (collectively referred to as “SECURED PARTY”) with its principal office at 1140 Pearl Street, Boulder, CO 80302 and David Condensa, Bert Condensa, Dave Auerweck, Kevin Hawkins and Terri Marine (hereinafter collectiely called “DEBTOR”).

1. SECURITY INTEREST GRANTED:

          DEBTOR hereby pledges, assigns, consigns, transfers, sets over and grants to SECURED PARTY a security interest in the COLLATERAL hereinafter described to secure the payment and/or performance of all OBLIGATIONS, as hereinafter defined, of DEBTOR to SECURED PARTY.

2. COLLATERAL:

          The COLLATERAL of this Security Agreement is as follows (hereinafter sometimes collectively referred to as the “COLLATERAL”):

          (a) any and all right, title and interest of DEBTOR, or any of them, in and to that California limited liability company known as 3000 Lakeside, LLC, and the property of any nature, owned by same.

3. OBLIGATIONS:

          The security interest granted hereby assigns the full, prompt and unconditional payment to SECURED PARTY, upon the terms and as and when due, of any and all indebtedness, obligations or liabilities of DEBTOR to SECURED PARTY related to the obligations of DEBTOR set forth in Section 3 of that First Amendment to Merger Agreement by and among the parties hereto, among others, of whatever nature, whether direct or indirect, absolute or contingent, now due or hereafter to become due, or now existing (all of which are hereinafter referred to as “OBLIGATIONS”).

4. WARRANTIES:

          DEBTOR warrants and covenants that:

          (a) Except for the security interest granted hereby, DEBTOR is and shall be the lawful owner of the COLLATERAL, which is and will be and remain free and clear of any adverse liens, encumbrances, security interests, claims, charges, taxes, levies and/or assessments.

          (b) DEBTOR shall defend its title to the COLLATERAL against all persons and against all claims of any kind whatsoever.

          (c) DEBTOR shall pay, when due, all charges, taxes, assessments and fees which may now or hereafter be imposed upon the ownership, sale, purchase or possession of the COLLATERAL; and SECURED PARTY may, but is under no duty to, pay said items and charge the cost of the same to DEBTOR.

5. BOOKS AND RECORDS; INSPECTION:

          (a) DEBTOR will keep and maintain such books and records with respect to the COLLATERAL and with respect to the general business of DEBTOR as SECURED PARTY may from time to time prescribe in order to enable SECURED PARTY to audit same.

          (b) DEBTOR shall at all reasonable times, and from time to time, without the necessity of any prior notice or demand, allow SECURED PARTY by and through any of its officers, agents, or attorneys, accountants or other representatives, to examine or inspect the Inventory Collateral wherever the same may be located and to examine, inspect and make extracts from or copies of DEBTOR’s books and records respecting any or all of the COLLATERAL.

          (c) SECURED PARTY shall have the right in its own name or in the name of the DEBTOR to verify the amount owing from DEBTOR’s customers with regard to the COLLATERAL.

6. EVENTS OF DEFAULT:

          DEBTOR shall be in default hereunder upon the occurrence of any of the following:

          (a) Failure at any time to pay in full and as when due any OBLIGATIONS of DEBTOR to SECURED PARTY or failure to perform any of the warranties, covenants or provisions contained or referred to herein or in any instrument evidencing any of the OBLIGATIONS, or any breach thereof;

          (b) The making by DEBTOR of any false or misleading representation, warranty, or statement in connection with this Agreement;

          (c) Subjection by DEBTOR of any of the COLLATERAL to execution or other judicial process, or the loss, theft, substantial damage, destruction, transfer (other than in the ordinary course of the DEBTOR’s business) or the encumbrance of any of the COLLATERAL;

          (d) Any reduction in the value of the COLLATERAL or any act on the part of the DEBTOR which to any degree imperils the prospect of full performance or satisfaction of the OBLIGATIONS of the DEBTOR hereunder;

          (e) Death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against DEBTOR or any guarantor or surety for DEBTOR’s OBLIGATIONS;

          (f) A breach by DEBTOR of any term of this or any other Agreement between DEBTOR and SECURED PARTY;

          (g) Such change in the financial or other condition of DEBTOR as in the opinion of SECURED PARTY unreasonably impairs SECURED PARTY’s security or increases its risks hereunder.

7. RIGHTS AND REMEDIES ON DEFAULT:

          Upon the occurrence of any event of default, and at any time thereunder, SECURED PARTY shall have all the rights and remedies of a secured party under the Uniform Commercial Code, including, without limitation, the following:

          (a) To declare all OBLIGATIONS of DEBTOR to SECURED PARTY immediately due and payable;

          (b) To make immediate and exclusive possession of the Collateral or any part thereof, and for that purpose SECURED PARTY may, so far as DEBTOR can give authority therefore, with or without judicial process, enter upon the premises on which the Collateral or any part thereof may be situated and remove the same therefrom;

          (c) To hold, maintain, preserve and prepare the Collateral for public or private sale at SECURED PARTY’s sole discretion, until disposed of, or to retain the Inventory Collateral subject to DEBTOR’s right of redemption in satisfaction of the DEBTOR’s OBLIGATIONS as provided in the Uniform Commercial Code. SECURED PARTY may require DEBTOR to assemble the Collateral and make it available to SECURED PARTY for possession at a place to be designated by SECURED PARTY which is reasonably convenient to both parties. Unless the Inventory is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, SECURED PARTY will give DEBTOR reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. SECURED PARTY may be the purchaser at any public or private sale of the Inventory Collateral. The net proceeds realized upon such disposition, after deduction for the expenses of retaking, holding, preparing for sale, selling or the like, and the reasonable attorney’s fees and legal expenses incurred by SECURED PARTY shall be applied in satisfaction of the OBLIGATIONS secured hereby. SECURED PARTY will account to DEBTOR for any surplus realized on such disposition and DEBTOR shall remain liable for any deficiency.

8. MODIFICATION:

          The security interest granted to SECURED PARTY hereunder shall not supercede; but will supplement all other agreements signed, or hereafter signed, between the DEBTOR and SECURED PARTY. The terms of this Security Agreement may not be changed, varied, modified or altered except by a writing signed by both parties and specifically referring to this Security Agreement.

9. NON-WAIVER OF RIGHTS:

          No delay or omission on the part of SECURED PARTY in exercising any of its rights hereunder, nor the acquiescence in or waiver by SECURED PARTY of a breach of any term, covenant or condition of this Security Agreement shall be deemed or construed to operate as a waiver of such rights or acquiescence thereto except in the specific instance for which given.

10. NOTICES:

          Notices to either party shall be in writing and shall be delivered personally or by registered or certified mail, postage prepaid, to the DEBTOR at its address first set forth herein, and to SECURED PARTY at its office located ________________________      _________________________________ and directed to the attention of _________________________________.

11. ASSIGNMENT:

          SECURED PARTY may assign this Agreement and, if so assigned the assignee shall be entitled, upon notifying the DEBTOR, to full performance by DEBTOR of all of DEBTOR’s warranties, covenants and agreement hereunder and the assignee shall be entitled to all of the rights and remedies of SECURED PARTY hereunder. DEBTOR will not assert any claims, defenses or offsets against the assignee that it may have against SECURED PARTY.

12. FINANCING STATEMENTS:

          DEBTOR authorizes SECURED PARTY to sign and file financing statements at any time with respect to any of the COLLATERAL, without the DEBTOR’s signature. At SECURED PARTY’s request, DEBTOR will join with SECURED PARTY in executing one or more financing statements pursuant to the Uniform Commercial Code in forms satisfactory to the SECURED PARTY. DEBTOR will pay all costs and fees for filing any financing statement wherever SECURED PARTY deems it necessary or desirable to file same.

13. TERMINATION:

          This Agreement shall be a continuing agreement in every respect until such time as the DEBTOR has paid and/or performed all of its OBLIGATIONS to SECURED PARTY and has notified SECURED PARTY of its election to terminate this Agreement.

16. GOVERNING LAW:

          The Law of the State of California shall govern the rights, duties and remedies of the parties.

          IN WITNESS WHEREOF, the parties hereto have signed this Agreement the day and year first above written.

David Condensa

Bert Condensa

Kevin Hawkins

Dave Auerweck

Terri Marine

Incentra Solutions, Inc.

By:

Incentra Helio Acquisition Corp.

By: